UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C.  20549


                                     Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    October 27, 1999


                         Commission File Number: 0-11576


                           HARRIS & HARRIS GROUP, INC.
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           (Exact name of registrant as specified in its charter)


               New York                                  13-3119827
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  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


    One Rockefeller Plaza, Rockefeller Center, New York, New        10020
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    (Address of Principal Executive Offices)                      (Zip Code)


                                 212/332-3600
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               (Registrant's telephone number, including area code)




Item 5.  Other Events

    Attached as an exhibit is the Employment Agreement between Harris &
Harris Group, Inc. and Charles E. Harris (the "Agreement"). Mr. Harris is the Chief Executive Officer of Harris & Harris Group, Inc. The Agreement was approved by the Board of Directors and signed by Mr. Harris on October 19, 1999. This Agreement replaces Mr. Harris's previous agreement which was to expire on December 31, 1999.

Item 7.  Financial Statements and Exhibits

    (c) Exhibits

Item 601(a) of Regulation S-K
Exhibit No. (99)

                                 Description

           Employment Agreement Between Harris & Harris Group, Inc.
                and Charles E. Harris, dated October 19, 1999


SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Harris & Harris Group, Inc.


                                           By: /s/ Rachel M. Pernia
                                               --------------------------
                                               Rachel M. Pernia, Controller

Date:  October 27, 1999